UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 22, 2021

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey		07724
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

INTRODUCTORY NOTE

On March 26, 2021, Investview, Inc., filed a current report on Form 8-K to report its agreement to acquire 100% of the business and/or outstanding equity interests of SSA Technologies LLC (“SSA”), an entity that owns and operates a FINRA-registered broker-dealer, and MPower Trading Systems LLC (“MPower”), the developer and owner of Prodigio, a proprietary software-based trading platform with applications within the brokerage industry. This amendment is being filed to reflect that one of the conditions to closing of those agreements has been satisfied.

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 5, 2021, Investview, Inc., announced that the required signatures have been obtained for the Lock-Up Agreement that is a condition to closing of the Securities Purchase Agreements to purchase 100% of the business and/or outstanding equity interests of SSA Technologies LLC and MPower Trading Systems LLC.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the current report on Form 8-K filed March 26, 2021, including the complete text of the Agreements which are filed as Exhibits 10.80 through 10.86 to this Report and incorporated herein by reference.

On May 5, 2021, Investview, Inc., issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.80	Securities Purchase Agreement between Investview Financial Group Holdings, LLC, Investview, Inc., and SSA Technologies LLC dated as of March 22, 2021.	Incorporated by reference to the Current Report on Form 8-K filed March 26, 2021.

10.81	Securities Purchase Agreement between Investview Financial Group Holdings, LLC, Investview, Inc., and the Purchasers Listed on Schedule A dated as of March 22, 2021.	Incorporated by reference to the Current Report on Form 8-K filed March 26, 2021.

10.82	Securities Purchase Agreement between Investview MTS, LLC, Investview Financial Group Holdings, LLC, Investview, Inc., and MPower Trading Systems LLC dated as of March 22, 2021.	Incorporated by reference to the Current Report on Form 8-K filed March 26, 2021.

10.83	Working Capital Promissory Note by Investview, Inc., dated as of March 22, 2021.	Incorporated by reference to the Current Report on Form 8-K filed March 26, 2021.

10.84	Pledge Agreement between Investview, Inc., and SSA Technologies LLC, dated as of March 22, 2021.	Incorporated by reference to the Current Report on Form 8-K filed March 26, 2021.

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Exhibit Number*	Title of Document	Location

10.85	First Amendment to Amended and Restated Securities Purchase Agreement between Investview, Inc., DBR Capital, LLC, and Joseph Cammarata, dated as of March 22, 2021.	Incorporated by reference to the Current Report on Form 8-K filed March 26, 2021.

10.86	Form of Lock-Up Agreement.	Incorporated by reference to the Current Report on Form 8-K filed March 26, 2021.

10.87	Lock-Up Agreement.	To be filed

Item 10	Material Contracts

99.01	Press Release dated May 5, 2021	This filing

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: May 5, 2021	By:	/s/ Annette Raynor
Annette Raynor
Chief Operations Officer

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